Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 29th day of November, 2021.

Riverstone Talos Energy Equityco LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone Talos Energy Debtco LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

ILX Holdings, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

ILX Holdings II, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

ILX Holdings III, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

REL US Partnership, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone V Castex 2014 Holdings, L.P.

By: Riverstone Global Energy and Power Fund V (FT), L.P., its general partner
By: Riverstone Energy Partners V, L.P., its general partner
By: Riverstone Energy GP V, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone V Talos Holdings, L.P.

By: Riverstone Energy Partners V, L.P., its general partner
By: Riverstone Energy GP V, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone Global Energy and Power Fund V (FT), L.P.

By: Riverstone Energy Partners V, L.P., its general partner
By: Riverstone Energy GP V, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone Energy Partners V, L.P.

By: Riverstone Energy GP V, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone Energy GP V, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone Energy GP V Corp.

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

Riverstone Holdings LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Authorized Person

Riverstone/Gower Mgmt Co. Holdings, L.P.

By: Riverstone Management Group, L.L.C., its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

Riverstone Management Group, L.L.C.

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

By:	/s/ David M. Leuschen
Name:	David M. Leuschen

By:	/s/ Pierre F. Lapeyre, Jr.
Name:	Pierre F. Lapeyre, Jr.